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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X] Filed by a Party other than the Registrant [_] Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to (S)240.14a-12

                           Discount Auto Parts, Inc.

               (Name of Registrant as Specified In Its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

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     2)  Aggregate number of securities to which transaction applies:
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     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:
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     5)  Total fee paid:
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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

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     2)  Form, Schedule or Registration Statement No.:

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     3)  Filing Party:

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     4)  Date Filed:
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     On August 31, 2001, Advance Auto Parts, Inc. filed a Registration Statement on Form S-4, File No. 333-68858. By way of that Registration Statement Discount Auto Parts, Inc. is deemed to have filed preliminary proxy materials. Those materials contain a detailed description of the proposed business combination transaction among Advance, Discount Auto Parts, and other parties. The information contained in the Advance Registration Statement on Form S-4 is incorporated into this filing by reference.

     Stockholders may consider it advisable to read the preliminary proxy
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materials and are advised to read the definitive proxy statement/prospectus once
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it becomes available, before making any decision regarding the proposed
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transaction. Stockholders may obtain a free copy of the registration statement
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and any other document filed with the SEC by Advance or Discount Auto Parts at the SEC's web site at www.sec.gov. The registration statement and, when available, the definitive proxy statement/prospectus, may also be obtained from Advance and Discount Auto Parts by making a request to Advance Auto Parts, Inc., 5673 Airport Road, Roanoke, Virginia 24012, Attention: Corporate Secretary,
Telephone: (540) 362-4911; or Discount Auto Parts, Inc., 4900 Frontage Road South, Lakeland, Florida 33815, Attention: Corporate Secretary, Telephone: (863) 687-9226.

     Discount Auto Parts, Advance and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies of Discount Auto Parts' shareholders to approve the business combination transaction and adopt the agreement providing for the merger. The directors and executive officers of Discount Auto Parts also may have an interest in the transaction, including as a result of holding stock or options of Discount Auto Parts. Detailed lists of the names of the directors and executive officers of Advance Auto Parts and Discount Auto Parts are contained in the registration statement.

     IN ADDITION TO THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS AND THE OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, ADVANCE HOLDING CORPORATION, ADVANCE STORES COMPANY, INCORPORATED (BOTH AFFILIATES OF ADVANCE AUTO PARTS) AND DISCOUNT AUTO PARTS ARE OBLIGATED TO FILE ANNUAL, QUARTERLY AND CURRENT REPORTS, PROXY STATEMENTS (IN THE CASE OF DISCOUNT AUTO PARTS ONLY) AND OTHER INFORMATION WITH THE SEC. YOU MAY READ AND COPY ANY REPORTS, PROXY STATEMENTS AND OTHER INFORMATION FILED WITH THE SEC AT THE SEC'S PUBLIC REFERENCE ROOMS AT 450 FIFTH STREET, N.W., WASHINGTON, D.C. 20549 OR AT THE OTHER PUBLIC REFERENCE ROOMS IN NEW YORK, NEW YORK AND CHICAGO, ILLINOIS. PLEASE CALL THE SEC AT 1-800-SEC-0330 FOR FURTHER INFORMATION ON PUBLIC REFERENCE ROOMS. FILINGS WITH THE SEC ALSO ARE AVAILABLE TO THE PUBLIC FROM COMMERCIAL DOCUMENT RETREIVAL SERVICES AND AT THE WEBSITE MAINTAINED BY THE SEC AT WWW.SEC.GOV.